Exhibit 10.3

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into this February 19, 2019, by and among Ideanomics, Inc., a Nevada corporation (the “Company”) and SolidOpinion, Inc., a Delaware Corporation (“SolidOpinion”), in connection with the consummation of the transactions contemplated by that certain Asset Purchase Agreement (the “Purchase Agreement”), dated February 19, 2019, among the same parties hereto, pursuant to which the Company agrees to purchase certain SolidOpinion assets in consideration for 4,500,000 shares (the “Shares”) of Company common stock, $.001 par value per share (“Common Stock”). Pursuant to the terms of the Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to SolidOpinion and its successors and assigns:

1.            Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” shall mean a holder of Restricted Stock.

“Registration Expenses” shall mean the expenses so described in Section 4.

“Restricted Stock” shall mean the Shares, excluding Shares (i) which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act or (ii) which may be sold pursuant to Rule 144(k) (or its successor) under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 4.

2.            Piggy-Back Registration. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 (or their successors) or another form not available for registering the Restricted Stock for sale to the public), each such time it will give prompt written notice in any event no later than 30 days prior to the filing of such registration statement to the Holders of its intention so to do. Upon the written request delivered by the Holder to the Company within 15 days after the giving of any such notice by the Company to register any of the Restricted Stock, the Company shall include in such registration all Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that in any event the Holders shall be entitled to register the offer and sale or distribute at least 20% of the securities to be included in any such registration or takedown. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the Holder.

3.            Registration Procedures. If and whenever the Company is required by the provisions of Section 2 (Piggy Back Registration) to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

(a)          furnish to the Holder(s) such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as the Holder(s) reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

(b)          notify each selling Holder, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed with the Commission;

(c)          register or qualify the Restricted Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Holder(s) or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

(d)          immediately notify the Holder, at any time when a prospectus relating to the Restricted Stock is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

It shall be a condition to the Company’s obligations under Section 2 (Piggy Back Registration) with respect to any registration that the Holder furnish to the Company in writing such information with respect to the Holder and the proposed distribution of the Restricted Stock as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

4.            Expenses. All expenses incurred by the Company in connection with a registration to which Section 2 (Piggy Back Registration) is applicable, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance obtained by the Company, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions and reasonable fees and disbursements of a Holder’s counsel applicable to the sale of Restricted Stock are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with each registration statement under Section 2 (Piggy Back Registration). Each selling Holder will pay all of its respective Selling Expenses in connection with each registration statement under Section 2 (Piggy Back Registration).

5.	Indemnification and Contribution.

(a)          In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 2 (Piggy Back Registration), the Company will indemnify and hold harmless the Holder of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 2 (Piggy Back Registration), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, such underwriter and such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

(b)          In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 2 (Piggy Back Registration), the Holder of such Restricted Stock will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 2 (Piggy Back Registration), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as such, furnished in writing to the Company by or on behalf of such Holder specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Holder hereunder shall not in any event exceed the net proceeds received by such Holder from the sale of Restricted Stock covered by such registration statement.

(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 (Indemnification and Contribution) and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 (Indemnification and Contribution) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 (Indemnification and Contribution) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)          If the indemnification provided for in this Section 5 (Indemnification and Contribution) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Holder hereunder exceed the gross proceeds from the offering received by such Holder.

(e)          The obligations of the Company and Holder under this Section 5 (Indemnification and Contribution) shall survive completion of any offering of Restricted Stock in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.            Preservation of Rights. The Company shall not grant any right, enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders of Restricted Stock in this Agreement.

7.            Miscellaneous.

(a)          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holders; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. Any assignment of Restricted Stock by any Holder (including, without limitation, any assignment or distribution of Restricted Stock by SolidOpinion to its stockholders) shall automatically assign the rights and obligations in this Agreement with respect to such Restricted Stock, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of a Holder herein and had originally been a party hereto.

(b)        All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this section:

(i) if to the Company, at Ideanomics, Inc., 55 Broadway, 19th Floor New York, NY 10006; E-mail: FTovar@ideanomics.com Attention: Federico Tovar, Chief Financial Officer;

(ii) if to SolidOpinion or any subsequent Holder of Restricted Stock, at such address as may have been furnished to the Company in writing by SolidOpinion or such Holder;

(c)        This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.

(d)          This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holders of a majority of the Restricted Stock. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(e)          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)          The obligations of the Company to register shares of Restricted Stock under Section 2 (Piggy Back Registration) shall terminate when there shall no longer be any unregistered Restricted Stock outstanding; provided, that the provisions of Section 4 (Expenses) and Section 5 (Indemnification and Contribution) shall survive any such termination.

(g)          If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(h)          Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(i)          Each of the parties to this Agreement shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

(j)          Any Holder or other person receiving any written notice from the Company pursuant to this Agreement regarding the Company’s plans to file a registration statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

IDEANOMICS, INC.

By:	/s/ Alfred P. Poor
Name: Alfred P. Poor
Title: COO

SOLIDOPINION, INC.

By:	/s/ Constantine Goltsev
Name: Constantine Goltsev
Title: Chief Executive Officer

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